UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2016, each of Jeffrey D. Benjamin and Jeffrey S. Serota delivered a letter to EXCO Resources, Inc. (the “Company” or “EXCO”) stating that, based on being advised by the Company that a sufficient number of votes will be “withheld” from their elections such that they would be required to tender their resignations pursuant to the Company’s corporate governance guidelines, each of Messrs. Benjamin and Serota agreed, at the Company’s request, to refuse to stand for reelection as a director at EXCO’s 2016 Annual Meeting of Shareholders (the “Annual Meeting”). At the time Messrs. Benjamin and Serota delivered notice of their decisions not to stand for reelection, they were members of the audit, compensation and nominating and corporate governance committees of the Board of Directors, as well as members of EXCO’s recently formed three-member special committee of the Board of Directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the voting results from the Annual Meeting, which concluded on May 23, 2016:

1.	Proposal to elect (i) B. James Ford, (ii) Samuel A. Mitchell, (iii) Wilbur L. Ross, Jr., (iv) Robert L. Stillwell and (v) C. John Wilder to the Company’s Board of Directors, each for a one-year term.

	Number of Shares
Nominees	For	Withheld	Broker Non- Votes
B. James Ford	182,039,663	7,467,444	70,495,223
Samuel A. Mitchell	182,846,288	6,660,819	70,495,223
Wilbur L. Ross, Jr.	174,269,833	15,237,274	70,495,223
Robert L. Stillwell	183,149,651	6,357,456	70,495,223
C. John Wilder	183,249,056	6,258,051	70,495,223

2.	Advisory vote to approve executive compensation.

Number of Shares
For	174,058,807

Against	14,790,639

Abstain	757,661

Broker Non-Votes	70,495,223

3.	Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

Number of Shares
For	258,398,902

Against	1,167,526

Abstain	435,902

Each of the proposals acted upon by the Company’s shareholders at the Annual Meeting received a sufficient number of votes to be approved.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On May 19, 2016, the Company issued a press release announcing, among other things, the decisions of Messrs. Benjamin and Serota not to stand for reelection at the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 (including the information in Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated May 19, 2016, issued by EXCO Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: May 24, 2016	By:	/s/ Justin Clarke
	Name:	Justin Clarke
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated May 19, 2016, issued by EXCO Resources, Inc.